                                                                    Exhibit 99.1
Directors' responsibilities


Directors' responsibilities for the preparation of the financial statements

The directors are required by the Companies Act 1985 to prepare financial statements which give a true and fair view of the state of affairs of the group and the company at the end of each financial year and of its profit and cash flows for the year. In preparing those financial statements, the directors are required to:

 .    select suitable accounting policies and then apply them consistently;
 .    make judgments and estimates that are reasonable and prudent;
 .    state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;
 .    prepare the financial statements on a going concern basis
     unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the group and the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

The directors confirm that the financial statements comply with the above requirements.

G S Papworth Company Secretary
26 August 1998

Report of the Independent Chartered Accountants

To the Board of Directors and Shareholders of Rubicon Group Plc

In our opinion, the accompanying consolidated balance sheet, consolidated profit and loss account and consolidated cash flow statement present fairly, in all material respects, the financial position of Rubicon Group Plc and its subsidiaries at 31 May 1998 and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles in the United Kingdom. These financial statements are the responsibility of the company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards in the United Kingdom which are substantially consistent to those followed in the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material mis-statement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion expressed above.



/s/ PricewaterhouseCoopers

PricewaterhouseCoopers
Independent Chartered Accountants

As of 26 August 1998
Birmingham, England

Rubicon Group plc Report and accounts 1998


Consolidated profit and loss account
for the year ended 31 May 1998

                                                                          Continuing         Discontinued           Total
                                                                          operations          operations             1998
                                                             Notes       (Pounds)000         (Pounds)000         (Pounds)000
                                                                      ---------------------------------------------------------
Turnover                                                       2 & 3            146,159              94,924             241,083
Cost of sales                                                      3           (120,682)            (76,568)           (197,250)
                                                                      ---------------------------------------------------------
Gross profit                                                                     25,477              18,356              43,833
Other operating income and expenses                                3            (10,173)            (12,989)            (23,162)
                                                                      ---------------------------------------------------------
Operating profit                                               2 & 3             15,304               5,367              20,671
Share of loss in associated undertaking                                             (76)                  -                 (76)
Loss on disposal of discontinued operations                        6                  -             (37,315)            (37,315)
                                                                      ---------------------------------------------------------
Profit/(loss) on ordinary activities before interest                             15,228             (31,948)            (16,720)
Interest payable and similar charges                               7                                                     (2,149)
                                                                                                             ------------------
Loss on ordinary activities before taxation                        8                                                    (18,869)
Tax on loss on ordinary activities                                 9                                                     (3,628)
                                                                                                             ------------------
Loss on ordinary activities after taxation                                                                              (22,497)
Minority interests                                                                                                          (55)
                                                                                                             ------------------
Loss for the year                                                                                                       (22,552)
Dividends                                                         10                                                     (6,680)

Retained loss                                                     22                                                    (29,232)
                                                                                                             ------------------
Dividend per share                                                10                                                       7.6p
                                                                                                             ------------------
Earnings per share                                                11                                                    (25.7)p
Adjustment for loss on sale or termination of discontinued
operations after taxation                                                                                                 42.5p
                                                                                                             ------------------
Adjusted earnings per share                                       11                                                      16.8p
                                                                                                             ------------------

There is no material difference between the profit on ordinary activities before taxation and the retained profit for the year stated above, and their historical cost equivalents.

Rubicon Group plc Report and accounts 1998


Consolidated balance sheet
at 31 May 1998

                                                                                      1998
                                                                      Notes       (Pounds)000
                                                                                 ---------------
Fixed assets
Tangible assets                                                         12                20,092
Investments                                                             13                   152
                                                                                 ---------------
                                                                                          20,244
Current assets
Stocks                                                                  14                13,206
Debtors: amounts falling due within one year                            15                25,024
Debtors: amounts falling due after more than one year                   15                11,528
Cash at bank and in hand                                                                  20,931
                                                                                 ---------------
                                                                                          70,689
                                                                                 ---------------
Creditors: amounts falling due within one year                          16               (53,409)
                                                                                 ---------------
Net current assets                                                                        17,280
                                                                                 ---------------
Total assets less current liabilities                                                     37,524
                                                                                 ---------------
Creditors: amounts falling due after more than one year                 17                (7,537)
Provisions for liabilities and charges                                  19                (1,421)
                                                                                 ---------------
                                                                                          (8,958)
                                                                                 ---------------
Net assets                                                                                28,566
                                                                                 ---------------

Capital and reserves
Called-up share capital including non-equity shares                     21                 8,845
Share premium account                                                   22                21,387
Merger reserve                                                          22                18,760

Retained profits                                                                          31,004
Goodwill written off in respect of businesses sold                      22               (51,485)
                                                                                 ---------------
Profit and loss account                                                 22               (20,481)
                                                                                 ---------------

Shareholders' funds                                                     23                28,511
Minority interests                                                                            55
                                                                                 ---------------
                                                                                          28,566
                                                                                 ---------------

Rubicon Group plc Report and accounts 1998


Company balance sheet
at 31 May 1998

                                                                                              1998
                                                                                Notes     (Pounds)000
                                                                                          -----------
Fixed assets
Tangible assets                                                                   12           1,470
Investments                                                                       13         159,825
                                                                                             -------
                                                                                             161,295
Current assets
Debtors: amounts falling due within one year                                      15           3,047
Debtors: amounts falling due after more than one year                             15          11,518
Cash at bank and in hand                                                                      13,629
                                                                                             -------
                                                                                              28,194
                                                                                             -------
Creditors: amounts falling due within one year                                    16         (54,663)
                                                                                             -------
Net current liabilities                                                                      (26,469)
                                                                                             -------
Total assets less current liabilities                                                        134,826
                                                                                             -------
Creditors: amounts falling due after more than one year                           17          (5,048)
Provisions for liabilities and charges                                            19            (496)
                                                                                             -------
                                                                                              (5,544)
                                                                                             -------
Net assets                                                                                   129,282
                                                                                             -------

Capital and reserves
Called-up share capital including non-equity shares                               21           8,845
Share premium account                                                             22          21,387
Merger reserve                                                                    22          96,377
Profit and loss account                                                           22           2,673
                                                                                             -------

Shareholders' funds                                                                          129,282
                                                                                             -------

Rubicon Group plc Report and accounts 1998


Consolidated cash flow statement
for the year ended 31 May 1998

                                                                                                                1998
                                                                                                Notes       (Pounds)000
                                                                                               ------------------------
Net cash inflow from operating activities                                                         25           13,968
Returns on investments and servicing of finance                                                   25           (2,425)
Taxation                                                                                                       (3,017)
Capital expenditure and financial investment                                                      25          (11,634)
Acquisitions and disposals                                                                        25           36,685
Equity dividends paid                                                                                          (5,968)
                                                                                                              -------
Cash inflow before financing                                                                                   27,609

Financing                                                                                         25
Issue of ordinary shares                                                                                          274
Decrease in debt                                                                                              (11,967)
                                                                                                              -------
                                                                                                              (11,693)
                                                                                                              -------
Increase in cash in the period                                                                                 15,916
                                                                                                              -------

Reconciliation of net cash flow to movement in net cash
Increase in cash in the period                                                                                 15,916
Cash outflow on bank term loans                                                                                 9,779
Cash outflow on finance leases                                                                                  2,188
                                                                                                              -------
Change in net cash arising from cash flows                                                                     27,883
Finance leases disposed of with subsidiaries                                                                      152
Translation differences                                                                                           317
                                                                                                              -------
Increase in net cash in period                                                                                 28,352
Net borrowings at 1 June                                                                                      (13,003)
                                                                                                              -------
Net cash at 31 May                                                                                18           15,349
                                                                                                              -------



Statement of recognised gains and losses for the year ended 31 May 1998

                                                                                                              1998
                                                                                                          (Pounds)000
                                                                                                          -----------
Loss on ordinary activities after taxation                                                                    (22,497)
Dividends                                                                                                      (6,680)
                                                                                                          -----------
Retained loss for the year                                                                                    (29,177)
Exchange gain on foreign currency borrowings                                                                      756
Exchange loss on foreign currency net assets                                                                     (758)
UK taxation on unrealised exchange gains                                                                       (1,001)
                                                                                                          -----------
Total net recognised losses                                                                                   (30,180)
                                                                                                          -----------

Rubicon Group plc Report and accounts 1998


Notes to the financial statements


1  Principal accounting policies

The financial statements have been prepared in accordance with applicable Accounting Standards in the United Kingdom. A summary of the more important group accounting policies, which have been applied consistently, is set out below.

Basis of accounting The financial statements have been prepared under the historical cost convention, modified by the revaluation of certain fixed assets. As permitted by Section 230 of the Companies Act 1985, the holding company's profit and loss account has not been included in these financial statements.

Basis of consolidation The consolidated financial statements include the company and its subsidiary undertakings. The results of subsidiaries acquired or disposed of during the year are included in the consolidated profit and loss account from the date of acquisition or to the date of disposal. Intra-group sales and profits are eliminated fully on consolidation.

Goodwill Goodwill arising on consolidation represents the excess of the consideration paid over the fair value of the identifiable net assets acquired. Goodwill arising on the acquisition of subsidiaries is written off immediately against reserves. Fixed asset investments are stated at cost or directors' valuation. To the extent that the directors consider that the amount recoverable in respect of the investments is less than the value at which they are included in the balance sheet, a provision is made.

Research and development Expenditure on research is charged against the profit and loss account in the period in which it is incurred. Development expenditure relating to specific start-up projects is carried forward where the ultimate viability has been assessed with reasonable certainty. Such expenditure is amortised over the period expected to benefit.

Tangible fixed assets The cost of fixed assets is their purchase cost, together with any incidental costs of acquisition.

Freehold and short leasehold land and buildings are stated at cost or valuation. Periodically, full valuations are made by independent professionally qualified valuers and in intervening years these valuations are updated by the directors with the assistance of independent professional advice as required. Valuations are made at open market value on an existing use basis.

Depreciation is calculated so as to write off the cost, or valuation, of tangible fixed assets, less their estimated residual values, on a straight line basis over the expected useful economic lives of the assets concerned. The principal annual rates used for this purpose are:

- Freehold buildings    - over 50 years
- Leasehold property    - over the term of the lease
- Plant and machinery   - at rates between 4% and 25%
- Fixture and fittings  - at rates between 10% and 33%

The estimated useful lives of certain individual items of plant and machinery have been extended during the year ended 31 May 1998. This does not represent a change in accounting policy as the revised estimated useful lives of the assets concerned remain consistent with the depreciation rates noted above. The impact of this change is not material to the results for the year.

Operating leases Costs in respect of operating leases are charged on a straight line basis over the lease term.

Rubicon Group plc Report and accounts 1998


Notes to the financial statements


Finance leases Leasing agreements, which transfer to the group substantially all the benefits and risks of ownership of an asset, are treated as if the asset had been purchased outright. The assets are included in fixed assets and the capital element of the leasing commitments is shown as obligations under finance leases. The lease rentals are treated as consisting of capital and interest elements. The capital element is applied to reduce the outstanding obligations and the interest element is charged against profit in proportion to the reducing capital element outstanding. Assets held under finance leases are depreciated over the shorter of their estimated useful lives or their lease terms.

Stocks and work in progress Stocks and work in progress are valued at the lower of cost and net realisable value. Finished goods and work in progress are valued at works cost which includes an appropriate proportion of overhead expenses.

Grants Grants that relate to specific capital expenditure or specific projects are credited to the profit and loss account over the related asset's useful life or duration of the project. Other grants are credited to the profit and loss account when received.

Foreign exchange Profit and loss accounts of overseas companies are translated at average exchange rates for the year. Assets and liabilities denominated in foreign currencies are translated into sterling at the exchange rate ruling at the balance sheet date. Differences arising from the translation, at closing rates, of the net investment in overseas subsidiaries, less the applicable foreign currency borrowings raised to finance such investments, are taken to reserves. Exchange differences arising in the ordinary course of business are included in the trading profit for the year.

Turnover Turnover, which excludes value added tax, represents the invoiced value of goods and services supplied to customers outside the group.

Deferred tax Provision is made for deferred taxation, using the liability method, on all material timing differences to the extent that it is probable that a liability or asset will crystallise.

Pension costs The group operates a number of defined contribution schemes and operated a defined benefit pension scheme until the divestment of the Lead Products and Specialist Castings division on 31 March 1998. Pension costs for the defined benefit scheme were accounted for on the basis of charging the expected cost of providing pensions over the period during which the group benefits from the employee's services. The effects of variations from regular cost were spread over the expected average remaining service lives of members of the schemes. Contributions to defined contribution schemes are charged to the profit and loss account as they fall due.

Rubicon Group plc Report and accounts 1998


Notes to the financial statements


2  Segmental analysis
a)  By division

                                                                                               1998
                                                                         Turnover             Profit            Net assets
                                                                        (Pounds)000        (Pounds)000         (Pounds)000
                                                                        --------------------------------------------------
Continuing operations
Electronic Manufacturing Services                                         132,013             14,154              19,164
Magnetics                                                                  14,146              2,516               2,585
                                                                        --------------------------------------------------
Continuing operations                                                     146,159             16,670              21,749
Discontinued operations                                                    94,924              5,367                   -
Holding companies - continuing                                                  -             (1,366)             (8,674)
                                                                        ---------------------------------
                                                                          241,083
                                                                        --------------
Operating profit                                                                              20,671
Associated undertaking                                                                           (76)                142
Loss on sale or termination of discontinued operations                                       (37,315)
Net interest payable                                                                          (2,149)
                                                                                      -------------------
Group loss before taxation                                                                   (18,869)
                                                                                      -------------------
Capital employed                                                                                                  13,217
Net cash                                                                                                          15,349
                                                                                                         -----------------
Net assets                                                                                                        28,566
                                                                                                         -----------------

Group financing is undertaken centrally and group interest is not attributed to classes of business. Capital employed has been calculated on net assets excluding net borrowings.

b)  Geographically

                                                                                              1998
                                                                                            Operating
                                                                         Turnover            profit            Net assets
                                                                        (Pounds)000        (Pounds)000        (Pounds)000
                                                                        -------------------------------------------------
United Kingdom:
Continuing operations including acquisitions                              100,295              7,814            (21,569)
Discontinued operations                                                    59,842              2,441                  -
Other Europe and rest of world:
Continuing operations including acquisitions                               45,864              7,490             34,786
Discontinued operations                                                    35,082              2,926                  -
                                                                        -------------------------------------------------
                                                                          241,083             20,671             13,217
                                                                        ---------------------------------
Net cash                                                                                                         15,349
                                                                                                              -----------
                                                                                                                 28,566
                                                                                                              -----------

c)  Turnover by geographic market                                                                                 1998
                                                                                                               (Pounds)000
                                                                                                               -----------
Continuing
United Kingdom                                                                                                      93,345
Other Europe                                                                                                        45,563
USA                                                                                                                  6,869
Rest of World                                                                                                          382
                                                                                                               -----------
                                                                                                                   146,159
                                                                                                               -----------
Discontinued operations                                                                                             94,924
                                                                                                               -----------
                                                                                                                   241,083
                                                                                                               -----------

Rubicon Group plc Report and accounts 1998


Notes to the financial statements


3  Analysis of operations

                                                                         Continuing         Discontinued            1998
                                                                         operations          operations            Total
                                                                        (Pounds)000         (Pounds)000         (Pounds)000
                                                                        ---------------------------------------------------
Turnover                                                                   146,159             94,924             241,083
Cost of sales                                                             (120,682)           (76,568)           (197,250)
                                                                        ---------------------------------------------------
Gross profit                                                                25,477             18,356              43,833
Distribution costs                                                          (1,154)            (3,909)             (5,063)
Administrative expenses                                                     (9,378)            (8,084)            (17,462)
Other operating income/(expenses)                                              359               (996)               (637)
                                                                        ---------------------------------------------------
                                                                           (10,173)           (12,989)            (23,162)
                                                                        ---------------------------------------------------
Operating profit                                                            15,304              5,367              20,671
                                                                        ---------------------------------------------------


4  Employee information

The average monthly number of persons (including executive directors) employed by the group during the year was:

                                                                                                             1998
                                                                                                            Number
                                                                                                            ------
Management and administration                                                                                  437
Production and sales                                                                                         2,358
                                                                                                            ------
                                                                                                             2,795
                                                                                                            ------

                                                                                                             1998
Staff costs (for the above persons)                                                                       (Pounds)000
                                                                                                          -----------
Wages and salaries                                                                                           39,227
Social security costs                                                                                         4,492
Other pension costs (see note 20)                                                                             1,999
                                                                                                          -----------
                                                                                                             45,718
                                                                                                          -----------


5  Directors' emoluments

                                                                                                             1998
                                                                                                          (Pounds)000
                                                                                                          -----------
Aggregate emoluments                                                                                         1,055
Pension contributions to defined contribution schemes                                                           44
                                                                                                             -----
                                                                                                             1,099
                                                                                                             -----

No emoluments have been waived by any of the directors in the year.

At 31 May 1998, two directors were members of defined benefit pension schemes and one director contributed to a money purchase scheme. Accrued entitlements and transfer values in respect of the defined benefit schemes are given below.

Rubicon Group plc Report and accounts 1998


Notes to the financial statements


5  Directors' emoluments continued

                                                                 Additional                               Pension
                                                                   pension                               entitlement
                                                                  earned in            Accrued         transfer value
                                                                  the year           entitlement        for the year
                                                                  (Pounds)            (Pounds)            (Pounds)
                                                                 ----------------------------------------------------
A S Thompson                                                        2,928              12,167              41,900
T R Wightman                                                        2,924               7,300              42,600

1 The pension entitlement shown is that which would be paid annually on retirement based on service to the end of the year.
2 The increase in accrued pension during the year excludes any increase for inflation.
3 The transfer value has been calculated on the basis of actuarial advice in accordance with Actuarial Guidance Note GN11.
4 Members of the scheme have the option to pay Additional Voluntary Contributions; neither the contributions nor the resulting benefits are included in the above table.

                                                                                                             1998
The following amount were paid to the highest paid director:                                              (Pounds)000
                                                                                                          -----------
Aggregate emoluments and benefits under long-term executive schemes                                               313
                                                                                                          -----------
Accrued pension at year end                                                                                         7


6  Loss on termination of discontinued operations

                                                                                                              1998
                                                                                                          (Pounds)000
                                                                                                          -----------
Loss on sale of businesses                                                                                    (37,315)
                                                                                                          -----------

The (Pounds)37.3m loss on disposal relates to the sale of the Lead Products and Specialist Castings divisions and includes goodwill previously written off to reserves of (Pounds)51.5m. There was no tax attributable to this transaction.


7  Interest payable and similar charges

                                                                                                              1998
                                                                                                          (Pounds)000
                                                                                                          -----------
Bank and other interest on loans and overdrafts                                                                 2,189
Finance leases and hire purchase                                                                                  182
Other interest                                                                                                     60
                                                                                                          -----------
                                                                                                                2,431
Interest receivable                                                                                              (282)
                                                                                                          -----------
                                                                                                                2,149
                                                                                                          -----------

Rubicon Group plc Report and accounts 1998


Notes to the financial statements


8  Loss on ordinary activities before taxation

                                                                                                             1998
                                                                                                          (Pounds)000
                                                                                                          -----------
Loss on ordinary activities before taxation is stated after crediting:
Grant income                                                                                                      406
And after charging:
Depreciation charge for the year:
     Tangible owned fixed assets                                                                                3,968
     Tangible fixed assets held under finance leases                                                              717
Research, development and design expenditure                                                                      118
Auditors' remuneration (company (Pounds)39,000)                                                                   133
Fees to auditors for other services                                                                               396
Operating leases - plant and machinery                                                                            238
                 - other                                                                                          568
                                                                                                          -----------

9  Tax on loss on ordinary activities

                                                                                                              1998
                                                                                                          (Pounds)000
                                                                                                          -----------
United Kingdom corporation tax at 31%:
     Current                                                                                                    2,084
     Deferred                                                                                                      16
Irrecoverable ACT                                                                                                 822
Overseas corporation tax:
     Current                                                                                                    1,939
Over provision in respect of previous years:
     United Kingdom corporation tax                                                                            (1,224)
     Overseas                                                                                                      (9)
                                                                                                          -----------
                                                                                                                3,628
                                                                                                          -----------


10  Dividends

                                                                                                             1998
                                                                                                          (Pounds)000
                                                                                                          -----------
Declared interim 2.7p per share                                                                                 2,369
Proposed final 4.9p per share                                                                                   4,309
4.2% cumulative preference (non-equity shares)                                                                      2
                                                                                                          -----------
                                                                                                                6,680
                                                                                                          -----------


                                                                                                             pence
                                                                                                          -----------
Total dividend per ordinary share                                                                                 7.6
                                                                                                          -----------
Dividend per preference share                                                                                     2.1
                                                                                                          -----------

Rubicon Group plc Report and accounts 1998


Notes to the financial statements


11  Earnings per share

a) The calculation of the earnings per ordinary share on the net basis is based on the profit on ordinary activities after taxation, minority interests, and preference dividends divided by the weighted average number of ordinary shares in issue during the year of 87,749,343.

b) The adjusted earnings per share has been recalculated to eliminate the net loss after taxation on sale or termination of discontinued operations. The adjusted earnings per share figures have been provided in addition to the disclosures required by SSAP 3 and FRS 3 since, in the opinion of the directors, this will allow shareholders to consider the results of the trading operations of the business.

c) There is no material difference between earnings per share and fully diluted earnings per share in the year ended 31 May 1998. The deferred and contingent consideration in respect of acquisitions will be fully satisfied by cash payments rather than the issue of ordinary shares, and consequently no disclosure of comparative fully diluted earnings per share information has been made as the assumptions on which the calculation was based are no longer applicable.


12  Tangible fixed assets

                                                                                         Fixtures      Capital
                           -------------Land and buildings-----------     Plant and        and         work in
                             Freehold       Long lease     Short lease    machinery      fittings      progress       Total
Group                      (Pounds)000     (Pounds)000     (Pounds)000   (Pounds)000   (Pounds)000   (Pounds)000   (Pounds)000
                        ------------------------------------------------------------------------------------------------------
Cost
At start of year                 17,439           1,470            282        68,377         2,830           921        91,319
Disposal of subsidiaries        (14,153)              -              -       (44,909)         (698)         (441)      (60,201)
Exchange adjustments               (632)            (71)             -          (822)          (17)          (15)       (1,557)
Additions                           725              55              3        10,235           271         1,288        12,577
Disposals                          (192)           (339)           (41)       (5,420)         (128)          (18)       (6,138)
Reclassification                      -               -              -           238           (15)         (223)            -
                        ------------------------------------------------------------------------------------------------------
At end of year                    3,187           1,115            244        27,699         2,243         1,512        36,000
                        ------------------------------------------------------------------------------------------------------

Depreciation
At start of year                 (2,772)           (390)           (36)      (38,809)       (2,010)            -       (44,017)
Disposal of subsidiaries          2,323               -              -        24,112           577             -        27,012
Exchange adjustments                257              14              -           575             8             -           854
Charge for the year                 (95)            (32)           (16)       (4,240)         (302)            -        (4,685)
Disposals                           162             181             24         4,485            76             -         4,928
                        ------------------------------------------------------------------------------------------------------
At end of year                     (125)           (227)           (28)      (13,877)       (1,651)            -       (15,908)
                        ------------------------------------------------------------------------------------------------------

Net book value
At 31 May 1998                    3,062             888            216        13,822           592         1,512        20,092
                        ------------------------------------------------------------------------------------------------------

Rubicon Group plc Report and accounts 1998


Notes to the financial statements


12 Tangible fixed assets continued

                                               Land and buildings      Plant and      Fixtures
                                             Freehold    Short lease   machinery    and fittings      Total
Company                                     (Pounds)000  (Pounds)000  (Pounds)000    (Pounds)000   (Pounds)000
                                          --------------------------------------------------------------------
Cost
At start of year                                    799           37           17            211         1,064
Additions                                           571            -            -             37           608
Disposals                                             -            -            -             (3)           (3)
                                          --------------------------------------------------------------------
At end of year                                    1,370           37           17            245         1,669
                                          --------------------------------------------------------------------

Depreciation
At start of year                                      -            -           (9)          (133)         (142)
Charge for the year                                   -            -           (6)           (51)          (57)
                                          --------------------------------------------------------------------
At end of year                                        -            -          (15)          (184)         (199)
                                          --------------------------------------------------------------------

Net book value
At 31 May 1998                                    1,370           37            2             61         1,470
                                          --------------------------------------------------------------------

Certain of the freehold land and buildings have been valued by the directors on acquisition and the valuation represents the cost to the group and the company.

The net book value of tangible fixed assets includes an amount of (Pounds)4,399,000 in respect of assets held under finance leases.


13 Fixed assets: investments

                                                             Interest in
                                                              associated
                                                             undertaking            Other               Total
Group                                                        (Pounds)000         (Pounds)000         (Pounds)000
                                                        -----------------------------------------------------------
At start of year                                                        217                  10                 227
Exchange adjustments                                                      1                   -                   1
Share of loss for the year                                              (76)                  -                 (76)
                                                        -----------------------------------------------------------
At end of year                                                          142                  10                 152
                                                        -----------------------------------------------------------

                                                             Interest in
                                                             associated         Investment in
                                                             undertaking        subsidiaries            Total
Company                                                      (Pounds)000         (Pounds)000         (Pounds)000
                                                        -----------------------------------------------------------
Cost or valuation
At start of year                                                         51             158,279             158,330
Acquisitions                                                              -              17,000              17,000
Disposals                                                                 -             (17,000)            (17,000)
Deferred consideration adjustments                                        -               1,520               1,520
Amortisation of set up costs                                            (25)                  -                 (25)
                                                        -----------------------------------------------------------
At end of year                                                           26             159,779             159,825
                                                        -----------------------------------------------------------

Rubicon Group plc Report and accounts 1998


Notes to the financial statements


13  Fixed assets: investments continued
The company indirectly holds all the ordinary allotted share capital of the following principal subsidiaries:

                                                            Country of
                                                            incorporation          Principal activities
                                                          --------------------------------------------------------------
Rubicon HSP Limited                                         England                Electronic Manufacturing Services
J Higgins Engineering (Galway) Limited                      Ireland                Electronic Manufacturing Services
Higgins Manufacturing Inc                                   Canada                 Electronic Manufacturing Services
Arelec SA                                                   France                 Magnetics
Magnet Applications Limited                                 England                Magnetics
Magnet Applications Inc                                     USA                    Magnetics
Rubicon Netherlands BV                                      Netherlands            International holding company

The group holds 50% of the issued share capital of an associated undertaking, Airspeed LLC, which is incorporated in North Carolina, USA, and which is engaged in design and project management.


14  Stocks

                                                                                                          Group
                                                                                                          1998
                                                                                                       (Pounds)000
                                                                                                  -------------------
Raw materials and consumables                                                                                   5,940
Work in progress                                                                                                2,814
Finished goods and goods for resale                                                                             4,452
                                                                                                  -------------------
                                                                                                               13,206
                                                                                                  -------------------

At the year end the directors were not aware of any significant difference between book value and the replacement cost of stocks.


15  Debtors

                                                                                           Group             Company
                                                                                           1998               1998
                                                                                        (Pounds)000        (Pounds)000
                                                                                       ----------------------------------
Amounts falling due within one year
Trade debtors                                                                               18,994                  2
Amounts owed by group undertakings                                                               -                 96
Other debtors                                                                                2,749              1,761
Prepayments and accrued income                                                               1,681                 42
Corporation tax recoverable                                                                    820                 59
Advance corporation tax recoverable                                                            780              1,087
                                                                                        ----------------------------------
                                                                                            25,024              3,047

Amounts falling due after one year
Other debtors                                                                                  528                518
Deferred consideration                                                                      11,000             11,000
                                                                                        ----------------------------------
                                                                                            11,528             11,518
                                                                                        ----------------------------------
                                                                                            36,552             14,565
                                                                                        ----------------------------------

                                       27

Rubicon Group plc Report and accounts 1998


Notes to the financial statements


15  Debtors continued

Debtors falling due after more than one year include (Pounds)11m of secured loan notes receivable no later than 2005 in respect of the disposal of the Lead Products and Specialist Castings divisions.

Intercompany debtors included in the holding company's balance sheet at 31 May 1997 have been restated by (Pounds)420,000 to (Pounds)16,872,000 as a result of an adjustment to intragroup dividends. A prior year adjustment has been made in this respect to the profit and loss account (see note 22).


16  Creditors: amounts falling due within one year

                                                                          Group             Company
                                                                          1998               1998
                                                                       (Pounds)000        (Pounds)000
                                                                      -------------------------------
Bank loans and overdrafts                                                    1,736              1,736
Obligations under finance leases                                               720                  3
ECSC loans                                                                     156                  -
Deferred consideration                                                      11,222             11,222
Trade creditors                                                             23,122                551
Amounts owed to subsidiary undertakings                                          -             34,651
Corporation tax                                                              3,672                  -
ACT payable                                                                  1,669              1,077
Other taxation and social security                                           1,515                 53
Other creditors                                                                903                145
Accruals and deferred income                                                 4,385                916
Dividends payable                                                            4,309              4,309
                                                                      -------------------------------
                                                                            53,409             54,663
                                                                      -------------------------------

The bank loans and overdrafts are subject to a cross guarantee between the parent company and certain of its subsidiaries.


17  Creditors: amounts falling due after one year

                                                                          Group             Company
                                                                          1998               1998
                                                                       (Pounds)000        (Pounds)000
                                                                      -------------------------------
Bank loans and overdrafts                                                    1,736              1,736
Obligations under finance leases                                               984                  -
ECSC loans                                                                     250                  -
Deferred consideration                                                       3,312              3,312
Corporation tax                                                                682                  -
Accruals and deferred income                                                   573                  -
                                                                      -------------------------------
                                                                             7,537              5,048
                                                                      -------------------------------

Rubicon Group plc Report and accounts 1998


Notes to the financial statements


18 Net (cash)/borrowings

                                                                                 Group              Company
                                                                                  1998                1998
                                                                              (Pounds)000         (Pounds)000
                                                                         ----------------------------------------
Due within one year
Bank term loans                                                                        1,736               1,736
Obligations under finance leases                                                         720                   3
ECSC loans                                                                               156                   -
Due within one to two years
Bank term loans                                                                        1,736               1,736
Obligations under finance leases                                                         510                   -
ECSC loans                                                                               125                   -
Due within two to five years
Obligations under finance leases                                                         474                   -
ECSC loans                                                                               125                   -
                                                                         ----------------------------------------
Total borrowings                                                                       5,582               3,475
Cash at bank and in hand                                                             (20,931)            (13,629)
                                                                         ----------------------------------------
Net (cash)/borrowings                                                                (15,349)            (10,154)
                                                                         ----------------------------------------

Bank term loans comprise foreign currency borrowings from Barclays Bank PLC, all of which are repayable in fixed instalments falling due over the next two years. The interest rate on these loans is the London interbank offer rate for deposits in the respective currencies plus 0.75%.

ECSC loans represent borrowings from UK clearing banks, the funding cost of which is supported by the European Coal and Steel Community. The loans are fully secured by a charge over one of the group's freehold properties. The interest rates on the ECSC loans range from 5.34% to 10.00%.

19 Provisions for liabilities and charges

                                                                               Vacant     Reorganisation
                                                    Post                     leasehold         and
                                                 retirement     Deferred      property    rationalisation       1998
                                                  benefits      taxation     provisions      provisions        Total
Group                                           (Pounds)000   (Pounds)000   (Pounds)000     (Pounds)000     (Pounds)000
                                              --------------------------------------------------------------------------
At start of year                                      2,843         1,059           663             1,034         5,599
Disposal of subsidiary undertakings                  (2,708)         (359)         (127)             (200)       (3,394)
Charged to profit and loss account                      126            16          (160)             (584)         (602)
Utilised in the year                                    (82)            -           (56)                -          (138)
Exchange movement                                       (19)          (25)            -                 -           (44)
                                              --------------------------------------------------------------------------
At end of year                                          160           691           320               250         1,421
                                              --------------------------------------------------------------------------

                                                                              Vacant      Reorganisation
                                                                             leasehold         and
                                                                             property     rationalisation       1998
                                                                            provisions      provisions         Total
Company                                                                     (Pounds)000     (Pounds)000     (Pounds)000
                                                                         -----------------------------------------------
At start of year                                                                    311                 -           311
Charged to profit and loss account                                                  (14)              250           236
Utilised in the year                                                                (51)                -           (51)
At end of year                                                                      246               250           496
                                                                         -----------------------------------------------

Rubicon Group plc Report and accounts 1998


Notes to the financial statements


19  Provisions for liabilities and charges continued

The vacant leasehold property provisions have been assessed by the directors in consultation with their property advisers and reflect anticipated future costs to be incurred, discounted to their present value.

                                                                                                      Group
                                                                                             Amount         Full potential
                                                                                            provided           liability
                                                                                              1998                1998
Deferred taxation                                                                          (Pounds)000         (Pounds)000
                                                                                   ---------------------------------------
Accelerated capital allowances                                                                   1,818               1,846
Other short-term timing differences                                                                 71                  71
Losses available for relief                                                                       (186)               (186)
                                                                                   ---------------------------------------
                                                                                                 1,703               1,731
Advance corporation tax recoverable                                                             (1,012)             (1,012)
                                                                                   ---------------------------------------
                                                                                                   691                 719
                                                                                   ---------------------------------------

There is no potential net liability for deferred tax in the holding company and none has been provided.


20  Pension and similar obligations

The group operates a number of defined contribution pension schemes and operated a defined benefit scheme until the divestment of the Lead Products and Specialist Castings divisions on 31 March 1998. The assets of funded schemes are held separately from the group in the name of the trustees. Certain overseas schemes are unfunded. Contributions to all schemes are paid monthly and at 31 May 1998 there were outstanding contributions of (Pounds)83,000. Employer contributions during the period to 31 May 1998 were (Pounds)1,999,000.

Calder Group Pension Scheme The pension contributions paid by the group for the defined benefit scheme (Calder Group Pension Scheme) were at the rate of 10.6% of pensionable payroll. This rate was determined by a professionally qualified actuary and was determined at the Scheme's valuation at 31 March 1997 which was consistent with the funding method known as the projected unit method. The assumptions that have the most significant effect on the valuations are return on assets and those relating to the rates of increases in salaries. These may be summarised as follows:

                                                                                                        Calder Group
                                                                                                       Pension Scheme
                                                                                                 -----------------------
Administrators                                                                                       Scottish Amicable
Date of actuarial review                                                                               31 March 1997
Basis of valuation:
     Return on assets                                                                                              9.5%
     Salary growth                                                                                                 7.5%
Value of investments - (Pounds)000                                                                      (Pounds)20,610
Value of accrued liabilities - (Pounds)000                                                              (Pounds)20,150
                                                                                                 -----------------------
Surplus - (Pounds)000                                                                                      (Pounds)460
                                                                                                 -----------------------
Level of funding                                                                                                   102%

Employers' contributions during the period were (Pounds)1,189,000.

Defined contribution schemes The group operates defined contribution pension schemes in the UK covering certain of its employees. Contributions to these schemes are charged to the profit and loss account in the period as they fall due. The group's total contributions to these funds for the year ending 31 May 1998 were (Pounds)412,000.

Rubicon Group plc Report and accounts 1998


Notes to the financial statements


20 Pension and similar obligations continued

Overseas schemes Certain overseas subsidiaries operate defined benefit pension schemes. An actuarial assessment has been made of the funding position of these schemes and full provisions have been made. Contributions to overseas defined benefit schemes and defined contribution schemes were (Pounds)398,000.

Dormant schemes There are several schemes which are in the process of being wound up. These are:

- Beeley Wood Holdings Limited Pension Scheme
- Frederick Sage & Co Limited Retirement Benefits Scheme
- Rubicon Group Directors Pension Plan
- Strathclyde Fabricators Retirement Benefits Scheme

At 31 May 1998 the above schemes are all fully funded.


21 Called-up share capital

                                                                                             1998
Group and company                                                                         (Pounds)000
                                                                                       -----------------
Authorised
100,000 4.2% cumulative preference shares of 50p each                                                 50
114,339,548 ordinary shares of 10p each                                                           11,434
                                                                                       -----------------
                                                                                                  11,484
                                                                                       -----------------
Allotted, called-up and fully paid
At start of year - 87,724,038 ordinary shares of 10p each                                          8,772
Options exercised in the year - 224,147 ordinary shares of 10p                                        23
                                                                                       -----------------
At end of year - 87,948,185 ordinary shares of 10p each                                            8,795
100,000 4.2% cumulative preference shares of 50p each                                                 50
                                                                                       -----------------
                                                                                                   8,845
                                                                                       -----------------

The cumulative preference shares are non-voting and have a preferential right to return of capital on a winding up. The amount of shareholders' funds attributable to these non-equity interest is (Pounds)50,000.

Options to subscribe for ordinary shares of 10p each have been granted to certain directors and executives under the executive share option schemes. Details of options granted to the directors are given in the Directors' report. At 31 May 1998 other executives held options to subscribe for 704,929 ordinary shares of 10p each, under this scheme. These options may be exercised at the price and, during the periods, identified below.

                                                                              Option          Number
-----------Dates of exercise-------------                                     price             of
Earliest               Latest                                                (pence)          options
-----------------------------------------                                --------------------------------
11 August 1998         10 August 2005                                         182.00              46,500
21 August 1999         20 August 2006                                         175.00              34,284
5 August 2000          5 August 2007                                          103.50             493,000
27 November 2000       25 November 2007                                       109.50              39,145
25 March 2001          25 March 2008                                          195.50              92,000
                                                                                         ----------------
                                                                                                 704,929
                                                                                         ----------------

Rubicon Group plc Report and accounts 1998


Notes to the financial statements


21 Called-up share capital continued

In addition to the options granted under the share option agreement and disclosed in the Directors' report, other options over 224,147 ordinary shares were exercised during the year under the terms of agreement.

Since 31 May 1998, no share options have been granted under the revenue approved Rubicon Group plc Executive Share Option Scheme or under the unapproved Rubicon Group plc 1996 Executive Share Option Scheme.

Shares to be issued At 31 May 1997 future consideration in respect of entities acquired during the year to 31 May 1996 could, at the company's option, be satisfied by means of the issue of ordinary shares of 10p each. The amount of the future consideration payable was dependent on the trading results of the entities acquired and the number of shares to be issued was estimated based on the expectations of those future results.

Following the disposal of the Lead Products and Specialist Castings divisions in the year ended 31 May 1998, it is now the intention of the directors that future consideration will be settled by way of cash payments. It is therefore not envisaged that shares will be issued in future periods and the liability for future consideration is included within creditors in the balance sheet at 31 May 1998.


22 Reserves

                                                                               Share                            Profit and
                                                                              premium           Merger             loss
                                                                              account          reserve           account
Group                                                                       (Pounds)000      (Pounds)000       (Pounds)000
                                                                         ----------------------------------------------------
At start of year                                                                   21,136          (30,965)            9,754
Premium arising on the issue of additional shares                                     251                -                 -
Goodwill realised on disposal of businesses                                             -           51,485                 -
Goodwill adjustment arising from re-evaluation of deferred consideration                -           (1,519)                -
Goodwill on acquisitions                                                                -             (241)                -
Exchange adjustments                                                                    -                -            (1,003)
Retained profit for the year                                                            -                -           (29,232)
                                                                         ----------------------------------------------------
At end of year                                                                     21,387           18,760           (20,481)
                                                                         ----------------------------------------------------

Company
At start of year                                                                   21,136           96,377            4,025
Prior year adjustment/intragroup dividends                                              -                -             (420)
                                                                         ---------------------------------------------------
At start of year as restated                                                       21,136           96,377            3,605
Premium arising on the issue of additional shares                                     251                -                -
Retained profit for the year                                                            -                -           (5,044)
Exchange adjustment                                                                     -                -            4,112
                                                                         ---------------------------------------------------
At end of year                                                                     21,387           96,377            2,673
                                                                         ---------------------------------------------------

The amount of the consolidated loss after tax which is dealt with in the financial statements of Rubicon Group plc was (Pounds)1,636,000 profit.

At 31 May 1998 the group reserves are stated after writing off goodwill of (Pounds)82.5m.

Rubicon Group plc Report and accounts 1998


Notes to the financial statements


23  Reconciliation of movements in shareholders' funds

                                                                                  1998
                                                                              (Pounds)000
                                                                         -------------------
Loss for the financial year                                                          (22,552)
Dividends                                                                             (6,680)
Exchange rate adjustment                                                              (1,003)
                                                                         -------------------
Movement in profit and loss reserves                                                 (30,235)
New share capital subscribed less expenses                                               274
Goodwill arising on acquisitions                                                        (241)
Other goodwill adjustments                                                            (1,519)
Goodwill crystallised on disposal of businesses                                       51,485
Adjustment to shares to be issued                                                    (20,371)
                                                                         -------------------
Net reduction to shareholders' funds                                                    (607)
Opening shareholders' funds                                                           29,118
                                                                         -------------------
Closing shareholders' funds                                                           28,511
                                                                         -------------------


24  Acquisition of subsidiary undertakings

On 28 January 1998, the group acquired Aspen Motion Technologies Inc. The net assets at acquisition were (Pounds)63,000 and no provisions were necessary to restate the assets to their fair values. Goodwill of (Pounds)241,000 arose at acquisition. Additional future consideration of up to $17.7 million may become payable if the business were to achieve $266 million operating profits. Further details of this contingent liability are given in note 27.

The results of Aspen Motion Technologies Inc for the period to 31 May 1998 are not material to the group's performance.


25  Cash flow statement

                                                                                   1998
a) Reconciliation of operating profit to operating cash flows                  (Pounds)000
                                                                         -------------------
Operating profit before exceptional items                                             20,671
Depreciation charges                                                                   4,685
Amortisation of government grants                                                       (406)
Other non-cash items                                                                      22
Increase in stocks                                                                    (4,642)
Increase in debtors                                                                   (8,798)
Increase in creditors                                                                  3,506
                                                                         -------------------
Net cash inflow from operating activities before exceptional items                    15,038
Cash paid in respect of exceptional items and property provisions                     (1,070)
                                                                         -------------------
Net cash inflow from operating activities                                             13,968
                                                                         -------------------

Rubicon Group plc Report and accounts 1998

Notes to the financial statements

25 Cash flow statement continued

                                                                                               1998
b) Analysis of cash flows netted in the cash flow statement                                 (Pounds)000
                                                                                            -----------
Returns on investments and servicing of finance
Interest paid                                                                                    (2,617)
Interest received                                                                                   192
                                                                                            -----------
Net cash outflow for returns on investments and servicing of finance                             (2,425)
                                                                                            ===========

Capital expenditure and financial investment
Fixed asset additions                                                                           (12,577)
Fixed asset sale proceeds                                                                           757
Government grants received                                                                          186
                                                                                            -----------
Net cash outflow for capital expenditure and financial investment                               (11,634)
                                                                                            ===========

Acquisitions and disposals
Purchase of subsidiary undertakings                                                                (241)
Deferred consideration paid for acquisitions                                                     (7,356)
Disposal of subsidiary undertakings                                                              44,282
                                                                                            -----------
Net cash inflow for acquisitions and disposals                                                   36,685
                                                                                            ===========

Financing
Issue of ordinary share capital                                                                     274
Repayment of principal under term loans                                                          (9,779)
Net increase of principal under finance leases                                                   (2,188)
                                                                                            -----------
Decrease in borrowings                                                                          (11,967)
                                                                                            -----------
Net cash outflow from financing                                                                 (11,693)
                                                                                            ===========

                                                                            Purchases        Disposals
                                                                              1998             1998
c) Purchase and disposal of subsidiary undertakings                        (Pounds)000      (Pounds)000
                                                                           ----------------------------
Net assets (acquired)/sold                                                         (63)          43,009
Goodwill including costs                                                          (241)          51,485
                                                                           ----------------------------
                                                                                  (304)          94,494
Loss on disposal                                                                     -          (37,315)
Bank overdrafts less cash                                                           63             (288)
Deferred consideration                                                          (7,356)         (12,609)
                                                                           ----------------------------
Net cash (outflow)/inflow                                                       (7,597)          44,282
                                                                           ============================

Group treasury is undertaken centrally and the treasury functions of acquisitions during the year have been absorbed into the group arrangements. As a result it is impracticable to isolate the cash flows of acquisitions and disposals in a manner which is meaningful.

Rubicon Group plc Report and accounts 1998


Notes to the financial statements


25  Cash flow statement continued

                                                           Beginning                              Exchange              End of
                                                            of year            Cash flow         differences              year
d) Analysis of borrowings                                 (Pounds)000         (Pounds)000        (Pounds)000          (Pounds)000
                                                  -------------------------------------------------------------------------------
Cash at bank and in hand                                      6,860              14,510               (439)              20,931
Overdrafts                                                   (1,406)              1,406                  -                    -
                                                  -------------------------------------------------------------------------------
                                                              5,454              15,916               (439)              20,931
Borrowings due within one year                               (3,827)              1,399                536               (1,892)
Borrowings due after one year                               (10,586)              8,380                220               (1,986)
Finance leases - continuing                                  (4,044)              2,188                  -               (1,704)
               - disposed of with subsidiaries                    -                 152                  -                    -
                                                  -------------------------------------------------------------------------------
                                                            (13,003)             28,035                317               15,349
                                                  -------------------------------------------------------------------------------


26  Capital commitments

                                                                                                            Group
                                                                                                            1998
                                                                                                         (Pounds)000
                                                                                                    -------------------
Capital expenditure that has been contracted for but has not been provided for in the accounts               5,574
                                                                                                    -------------------

There is no capital expenditure contracted for but not provided in the holding company.


27  Contingent liabilities

On 28 January 1998, Rubicon Group plc entered into an agreement for the acquisition of the whole of the issued share capital of Aspen Motion Technologies Inc. The initial consideration for this acquisition was $496,000. Additional consideration will become payable over the period to 31 May 2008. The amount of the additional consideration is dependent on the achievement of specified rates of return on the group's investment and on the operating profit achieved by Aspen Motion Technologies Inc over the period to 31 May 2008.

Aspen Motion Technologies Inc was originally established to exploit technological developments in processes for the production of injection moulded magnets. The company is in the later stages of the development of its products and the extent of their success in the market place is currently difficult to assess. Consequently, it is not possible for the directors to determine with any certainty the future trading performance of Aspen Motion Technologies Inc and, therefore, the level of the additional payments of consideration, if any, that will become due under the terms of the share purchase agreement. As a result, a specific provision for this liability has not been included in the balance sheet of the group at 31 May 1998. However, the directors do not expect the total liability for future consideration in respect of Aspen Motion Technologies Inc to exceed $17.7m which would be self funding and would be payable only if the business were to achieve operating profits of $266m.

The group's bankers have guaranteed certain of its obligations in respect of deferred consideration for acquisitions amounting to (Pounds)8.7m and have recourse to the company in the event that those guarantees crystallise.

The group has obtained certain grant assistance and is liable to repay amounts received if it fails to comply with the terms of the grant assistance for a period of 18 months from completion of the relevant project.

The company has provided irrevocable guarantees covering the payment of all the liabilities of its subsidiary companies in Ireland in accordance with Section 17 Companies (Amendment) Act 1986 (Ireland).

Rubicon Group plc Report and accounts 1998


Notes to the financial statements


27  Contingent liabilities continued
Under a group VAT registration, the company is jointly and severally liable for the VAT liabilities of its UK subsidiaries. The contingent liability at the year end was (Pounds)837,000.


28  Financial commitments

                                                             1998
                                                 Land and
                                                 buildings            Other
                                                (Pounds)000        (Pounds)000
                                                -------------------------------
On leases expiring:
Within one year                                       47                 25
Between two and five years inclusive                 414                369
After five years                                     567                  -
                                                -------------------------------
                                                   1,028                394
                                                -------------------------------